UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 13, 2007

NETBANK, INC.

(Exact name of registrant as specified in its charter)

Georgia	0-22361	58-2224352
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1015 Windward Ridge Parkway, Alpharetta, GA	30005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  770-343-6006

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountants.

On February 13, 2007, NetBank, Inc. (the “Company”) engaged Porter Keadle Moore, LLP (“PKM”) as its new independent registered public accounting firm for the fiscal year ended December 31, 2006.  The engagement of PKM was approved by the Audit Committee of the Board of Directors of the Company.  PKM replaced the Company’s former independent registered public accounting firm that resigned effective November 9, 2006.

During each of the Company’s fiscal years ended December 31, 2005 and December 31, 2006, and the subsequent interim period from January 1, 2007 to the Company’s engagement of PKM, the Company has not consulted with PKM on any matter regarding: (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (b) any matter that was the subject of either a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

PKM will begin its examination of the Company for purposes of conducting the 2006 audit as soon as possible.  However, as previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on January 3, 2007 (the “Prior Form 8-K”), due to the timing of the engagement of PKM, the Company does not expect that PKM will be able to perform and complete the audit of our 2006 financial statements, and related auditor attestation regarding our internal control over financial reporting, by our compliance deadline of March 16, 2007, the last date the Company is permitted to timely file its Annual Report on Form 10-K for the year ended December 31, 2006 (“2006 Form 10-K”) with the SEC.  The Company currently believes that the 2006 audit will be completed in June 2007 and expects to file the 2006 Form 10-K with the SEC on or before June 30, 2007, although no assurance can be given.

As previously disclosed in the Prior Form 8-K, if the Company is not able to timely file its 2006 Form 10-K, it will not be in compliance with the continued listing requirements of the NASDAQ Stock Market (“NASDAQ”) for the listing of the Company’s common stock.  In such event, the Company would expect to receive notification from NASDAQ of potential delisting of the Company’s common stock shortly after the March 16, 2007 compliance deadline passes.  After receipt of such notification, the Company would have the opportunity to request a hearing with NASDAQ, which would stay delisting proceedings pending the completion of the hearing process.  If the Company receives notice of potential delisting, the Company intends to use all reasonable efforts to regain compliance with the listing requirements as soon as possible, but there can be no guarantee that the Company will regain compliance, or will be able to demonstrate a plan to regain compliance, in time to avoid delisting by NASDAQ. For information regarding the risks associated with delisting of our common stock, see Exhibit 99.2 of the Prior Form 8-K under the heading, “Our Failure to Timely File our Annual Report on Form 10-K for the Year Ending December 31, 2006 May Lead to A Delisting of Our Common Stock from the NASDAQ Global Market,” which information is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NetBank, Inc.
(Registrant)

Date: February 15, 2007	/s/ James P. Gross
(Signature)

James P. Gross
Chief Finance Executive